FORWARD FUNDS

Forward Strategic Alternatives Fund

Supplement dated May 22, 2012

to the

Forward Funds Class Z Prospectus

dated May 1, 2012

The following information applies to the Forward Strategic Alternatives Fund (the “Fund”) only:

Effective immediately, the “Average Annual Total Returns” table for the Fund on page 25 of the Forward Funds Class Z Prospectus shall be replaced to read as follows:

Average Annual Total Returns

For the period ended December 31, 2011	1 Year	Since Inception
Forward Strategic Alternatives Fund – Class Z (Inception: 5/1/09)
Return Before Taxes	–1.88%	5.12%
Return After Taxes on Distributions	–2.05%	4.67%
Return After Taxes on Distributions and Sale of Fund Shares	–1.22%	4.12%
Strategic Alternatives Blended Index (50% Barclays Capital U.S. Aggregate Bond Index/50% S&P 500 Index)	5.28%	11.83%
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.38%
S&P 500 Index	2.11%	15.64%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SAF Z 05222012